Exhibit 99.1

Harnessing the Human Cell the Power of Memory B November 15, 2022 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com Copyright © 2022 Immunome, Inc. All rights reserved.

Disclaimers and Forward-Looking Statements This presentation includes certain disclosures that contain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our infectious diseases and oncology programs and platform, execution of our regulatory, clinical and strategic plans, therapeutic potential and benefits of our programs and anticipated upcoming milestones for our programs, as well as the timing and progress of each of the foregoing matters. Forward-looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “suggest,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, the following: our ability to execute on our strategy, including with respect to R&D efforts, IND submissions and other regulatory filings, timing of these filings and the timing and nature of governmental authority feedback regarding the same, initiation and completion of any clinical studies, confirmatory testing and other anticipated milestones as and when anticipated; the fact that research and development data are subject to differing interpretations and assessments, including during the peer review/publication process in the scientific community and by regulatory authorities; whether our data will be published in a scientific journal and, if so, when and with what modifications; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with earlier-published data and/or data used for advancing the product candidates; the fact that changes in the profile of the diseases that our programs target could emerge that could impact our ability to address those changes; our ability to fund operations; our reliance on vendors; our ability to execute on our plans for collaborations and partnerships; the competitive landscape; the impact of the COVID-19 pandemic on our business, operations, strategy, goals and anticipated milestones; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Immunome’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (SEC) on March 28, 2022, and elsewhere in Immunome’s Quarterly Reports on form 10-Q and other filings All statements contained in this presentation are made as of the date specified on the cover, and we undertake no duty to publicly update or revise any such statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This presentation may contain product names, trade names, trademarks and service marks of Immunome and of other organizations, which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agency publications and other publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We make statements and predictions about future dates for achievement of milestones related to our platform and our programs in this presentation. These statements and predictions involve risks and uncertainties based on various factors and evolution over time and, therefore, actual dates for these milestones may differ. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind. 2 and reports with the SEC. Copyright © 2022 Immunome, Inc. All rights reserved.

Immunome "At a Glance"



Reveals How the Human B Cell Sees Disease in its Natural State
Proprietary Platform Discovery Engine
Rapid, Unbiased Interrogation of Patient Memory B Cells
Patient-Derived Antibodies Against Novel Targets Across Multiple Therapeutic Areas

INFECTIOUS DISEASES

IMM-BCP-01 Treatment of COVID-19 in Clinical Testing

Topline Data 1Q 2023

- Topline safety and PK data expected by the end of 2022
- Results to be reported 1Q 2023
- Current therapies are limited; Clinical need for new therapies continues in the wake of emerging variants

ONCOLOGY

IMM-ONC-01 Treatment of Solid Tumors

IND submission Mid 2023

Targeting IL-38 (a novel immune modulator)

- Preclinical studies demonstrate activity in multiple tumor models
- Potential indications include squamous cell carcinomas of high unmet need such as, lung, head & neck and gastroesophageal

Partnership Potential/Rich Pipeline

>70 Antibody Target Pairs

- Versatility of platform allows partnerships across therapeutic areas
- Multiple novel targets with potential across modalities (e.g., ADCs)

FINANCIALS

Resource Optimization; Value Creation

- Cash runway through the end of 2023 including our planned development activities for IMM-BCP-01 and IMM-ONC-01

Copyright © 2022 Immunome, Inc. All rights reserved.

* Estimated based on publicly available information

3

Human Immune System – Untapped Source for Therapeutic Antibodies

Mounting Evidence in Literature for Using Patient-derived Antibodies[1]



Tumor cells
CD4+ T cell
CD8+ T cell
IFNγ IL-12
TCR
MHC II
MHC I
BCR
Antigen presentation
Follicular DC
Tfh cell
Plasma cell
Antitumor antibodies
B cell
Tumor antigen
Th1/M1 polarization
Macrophage phagocytosis
Direct cytotoxicity
Complement
NK-mediated ADCC
CD8+ T cell cytotoxicity
IFNγ
GZMB TRAIL
FcγR
Apoptotic tumor cell

Adapted from Kinker et al DOI:10.3389/fcell.2021.678127

Antibody-Based Therapies Represent A Large Market Across Disease Indications[2]

- 2021 global market valued at $177 Bn
- Predicted to reach $524 Bn by 2030
- Growth drivers include
  - Increasing prevalence of chronic diseases like cancer and autoimmunity
  - Favorable side effect profile of drug class
  - Continued adoption of technologically advanced platforms to identify and characterize antibodies

1. Pero et al DOI: 10.1002/cti2.1409 ; Nikitin et al Sci Immunology DOI: 10.1126/sciimmunol.abl9943; Kinker et al doi: 10.3389/fcell.2021.678127; DeFalco et al DOI: 10.1016/j.clim.2017.10.002; Bushey et al DOI: 10.1016/j.celrep.2016.04.038; SchloBer et al DOI: 10.1080/2162402X.2018.1512458; Rajan DOI: 10.1007/978-981-15-4494-1_18
2. https://www.globenewswire.com/en/news-release/2022/05/23/2448585/0/en/Monoclonal-Antibodies-Market-Size-to-Hit-US-524-68-Bn-By-2030.html

Copyright © 2022 Immunome, Inc. All rights reserved.

4

We See the Disease Through the Lens of a Memory B-cell Interrogate Most Educated Components of Immune Response in an Unbiased Manner at Industrial Scale Multiple Patients Ongoing access to new and diverse patient memory B cells Blood, Lymph nodes and tumor tissue Immortalizing B-cell Response Proprietary hybridoma technology producing authentic antibodies from thousands of B-cells Thousands of B-cells /patient Antibody Screening Proprietary, multiplexed interrogation of patient B cell responses against authentic tumor antigen sources Up to 20,000 antibodies and millions of data points per screen Antibody Validation Definitive target identification and characterization of antibody– target interactions Canonical and non-canonical targets; identify on average 2 – 4 targets per patient Therapeutic Output Unique therapeutic antibody - target pairs Antibodies targeting novel, public antigens Copyright © 2022 Immunome, Inc. All rights reserved. 5

Immunome Development Pipeline

INFECTIOUS DISEASES	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	PHASE 1B	ANTICIPATED MILESTONE
IMM-BCP-01	Three SARS-CoV-2 Epitopes	Three antibody cocktail	→	→	→	Topline Data 1Q 2023

ONCOLOGY	TARGET	PRODUCT CANDIDATE DESCRIPTION	DISCOVERY	PRECLINICAL	PHASE 1B	ANTICIPATED MILESTONE
IMM-ONC-01	IL-38	Anti-IL-38 antibody	→	→		IND Submission Mid 2023

Copyright © 2022 Immunome, Inc. All rights reserved.
6

Infectious Diseases: IMM-BCP-01 Collaboration with U.S. DoD & DHA for IMM-BCP-01 Program, Awarded Up to $17.6M in Funding* * OTA: W911QY-20-9-0019 Copyright © 2022 Immunome, Inc. All rights reserved.

IMM-BCP-01: Three Antibody Cocktail for the Treatment of COVID-19

Identified Antibodies from SARS-CoV-2 patient memory B cell response

IMM-BCP-01 three antibody cocktail **designed to retain efficacy against emerging variants**

In vitro preclinical **neutralization of variants that have emerged over time**[1]

In vitro neutralization translates into *in vivo* **efficacy in infected hamster models**[1]

PHASE 1B






IMM-BCP-01
Neutralizes Broad
Array of Variants
Neutralization (%)
125
100
75
50
25
0
-25
1
2
3
Log [Ab], nM
Spike "REF"
D614G
B.1.1.7 (alpha)
B.1.351 (beta)
B.1.429 (epsilon)
P.1/P.2 (gamma)
B.1.617 (L452/E484Q)
B.1.617.2.1 (delta plus)
C.37 (lambda)
B.1.621 (mu)
B.1.617.2 (delta)


10^6
10^5
10^4
10^3
10^2
10^1
PFU/g lung
**
LOD
Vehicle
IMM-BCP-01*

1. IMM20190 not included in testing; https://investors.immunome.com/immunome-announces-data-demonstrating-covid-19-antibody-cocktail-potently-clears-omicron-ba-1-variant-in-hamster-model-and-retains-activity-against-ba-2-subvariant/

Copyright © 2022 Immunome, Inc. All rights reserved.

8

Emerging Variants Shape the COVID Antibody Market 120 ? EUA Granted LLY6 100 AZ5 GSK/VIR4 80 LLY3 REGN2 LLY1 60 1. Bamlanivimab (https://www. fda.gov/media/147629/dow 40 nload) GSK/VIR4 2. REGN-CoV (https://www.fda.gov/media /145610/download) 3. Bamlanivimab & etesevimab (https://www.fda.gov/media LLY 3 20 EUA Revoked/Limited REGN 2 /145801/download) 4. Sotrovimab (https://www.fda.gov/media /149532/download) LLY1 5. Evusheld (https://www.fda.gov/media /154701/download) 2019-DEC 2020-MAY 2020-OCT 2021-MAR 2021-AUG 2022-JAN 2022-JUN 2022-NOV 6. Bebtelovimab (https://www.fda.gov/media Graphic: nextstrain.org/sars-cov-2 /156152/download) Copyright © 2022 Immunome, Inc. All rights reserved. 9 MUTATIONS Variant Alpha Beta Gamma Delta Omicron BA.1 Omicron BA.2 Omicron BA.4 Omicron BA.5 Omicron BA.2.12.1 Omicron BA.2.75 Omicron BQ.1 Omicron XBB

IMM-BCP-01 Neutralizes Virus Utilizing Different Mechanisms


ANTIBODY INDUCED CONFORMATIONAL CHANGE DESTABILIZES SPIKE PROTEIN*
2
IMM20253
1
DIRECT ACE2 BLOCKADE
IMM20190 + IMM20184
ACE2
Pre-fusion spike (S1 + S2)
Post-fusion spike (S2)

Structural analysis demonstrates IMM20253 binding induces unfolding of spike trimer

- Increasing antibody:trimer ratio results in dissociation of trimer into soluble antibody-bound spike monomers
- IMM20253+IMM20184 exhibits enhanced activity in SARS-CoV-2 infected hamsters


Ab-bound trimer
Ab-bound monomer

Copyright © 2022 Immunome, Inc. All rights reserved.

* Nikitin et al Sci Immunol; 2022 (https://www.science.org/doi/10.1126/sciimmunol.abl9943)

10

IMM-BCP-01 Also Induces Multiple Viral Clearance Mechanisms *In Vitro*

Viral Clearance Mechanisms are Critical to Therapeutic Efficacy

Loss of Fc Driven Effector Function Decreases *In Vivo* Activity

Literature demonstrates that mutating the Fc domain (LALA-PG) of anti-Spike antibodies does not alter *in vitro* neutralization, but significantly decreases efficacy in a mouse treatment model of COVID-19

Neutralization



125
100
75
50
25
0
% Relative infection
EC50 44 ng/mL
EC50 61 ng/mL
-1
0
1
2
3
4
[mAb] (Log10 ng/mL)

Survival



100
50
0
Survival (%)
Isotype
2072 D+2
2072 LALA-PG D+2
0
5
10
15
Days after inoculation

1. Winkler et al Cell DOI:https://doi.org/10.1016/j.cell.2021.02.026

In Vitro Data Shows Potential for Multiple Viral Clearance Mechanisms *In Vivo*

IMM-BCP-01 component antibodies, alone or in combination, elicit complement fixation, phagocytosis, and ADCC *in vitro*

Complement Fixation



2.5
2.0
1.5
1.0
0.5
0.0
C4 Deposition (O.D.)
-2
-1
0
1
2
3
Log [Ab], nM
Cmax1
IMM20184
IMM20190
IMM20253
IMM20184/253
IMM-BCP-01
Isotype

1. Hamster Cmax (total antibody); based upon 9 mg/kg dose in hamster
2. Nikitin et al Sci Immunol; 2022 (https://www.science.org/doi/10.1126/sciimmunol.abl9943)

Copyright © 2022 Immunome, Inc. All rights reserved.

11

IMM-BCP-01 Continues to be Active Against the Omicron Variants In vitro Neutralization of Omicron BA.1 and In vitro Neutralization Translates into Robust Copyright © 2022 Immunome, Inc. All rights reserved. 12 Cmax2 Viral Load Reduction in Hamster Model2 Omicron BA.1 VehicleIMM-BCP-012 1.Nikitin et al Sci Immunol; 2022 (https://www.science.org/doi/10.1126/sciimmunol.abl9943) 2.IMM20184 and IMM20253 Abs (2 of the 3 components of BCP-01) at 5 mg/kg each BA.2 in Live Virus Testing1 Log [Ab], nM 1.Nikitin et al Sci Immunol; 2022 (https://www.science.org/doi/10.1126/sciimmunol.abl9943) 2.Hamster Cmax (total antibody); based upon 9 mg/kg dose in hamster

IMM-BCP-01: Poised to Be a Critical Player in the Management of the Pandemic

Phase 1b Topline data 1Q 2023

SELECT DIMENSIONS	PANDEMIC RESPONSE NEEDS	IMM-BCP-01 ADVANTAGES
EMERGING VARIANTS	New variants evade existing therapies	Pre-clinical **efficacy against all CDC variants of concern tested to date***
ESCAPE VARIANTS	Sub-potent treatments can result in escape variants	Cocktail expected to provide **high barrier to escape****
VIRAL CLEARANCE	Viral clearance is critical to patient recovery	**Potent *in vitro* Viral Clearance** via non-neutralization mechanisms
EASE OF DOSING	Non-intravenous (IV) single dose treatments will be needed for broad adoption	Pre-clinical efficacy suggests dosing **may allow for non-IV route**

* WA1/2020, Alpha, Beta, Gamma, Delta, Epsilon, Omicron (BA.1, BA.1.1, BA.2, BA.4/5)
** Copin et al Cell 184, 3949-3961; 2021

Copyright © 2022 Immunome, Inc. All rights reserved.

13

Oncology Copyright © 2022 lmmunome,Inc. All rights reserved.

B cells: Critical Players in Tumor Immunity • B cell infiltration more closely associated with survival than T cell presence in multiple cancers • Success of IO therapies appears to be associated with coordinated response including B cells and TLS in the unique context of each patient’s tumor microenvironment • Specificity of the B cell immune repertoire has not been explored beyond known tumor antigens Copyright © 2022 Immunome, Inc. All rights reserved. 15 Survival in Melanoma patients Cabrita et al, Nature (2020) B Cells T Cells Macrophages Dendritic Cells

Leveraging Memory B Cell Responses to Uncover Untapped Biology and Novel Therapeutic Targets HER2 TROP2 EGFR CD20 Canonical CD19 Current Therapies are Based on a Limited Knowledge of the Diversity and Complexity within the Context of Human Tumors Novel targets have the potential to lead to more effective antibody CAR-T based therapies and Non-Canonical Copyright © 2022 Immunome, Inc. All rights reserved. 16

Actionable Targets Across Cancer-Relevant Processes

Antibodies identified to date define functionally relevant clusters:

- Cluster around distinct areas of target-rich biology
- Biological clusters are patient-independent
- Antibodies target multiple components of biological pathways

Antibodies identify validated and novel cancer targets

- Anti-ErbB2 Abs identified from patients with classically defined ErbB2-driven and non-ErbB2 driven cancers



Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

Target-specific Literature



Known
Unknown
Target Biology
Total Pubmed References
40000
30000
20000
10000
1000
800
600
400
200
0
ErbB2
IL-38
Targets

Disease Relevance



Disease-free survival
1.0
0.8
0.6
0.4
0.2
0.0
N = 184
N = 233
P = 0.0021
score 1
score 2 + score 3
Time after surgery (years)
0
1
2
3
4
5

Takeda *et al. PLoS One* (2017)

Copyright © 2022 Immunome, Inc. All rights reserved.

17

Immunome Oncology R&D Pipeline

Targets Identified from Authentic Human Immune Response

Program	Novel Immune Modulators	Potential Cancers of Relevance	Format
IMM-ONC-01 (Anti-IL-38)	Neutralize IL-38; recruit and activate immune cells	Squamous carcinomas of lung, head & neck, gastroesophageal	mAb

Target Research → Lead Identification → Lead Optimization → Pre-clinical development

Program	Membrane Dynamics, Exosomes	Potential Cancers of Relevance	Format
IMM20059 (Anti- EPN1)	Ectopically expressed on cancer cells and exosomes; modulate receptor trafficking; reactivate exhausted anti-tumor T cells	melanoma, breast, lung, bladder, genitourinary, and liver cancers	mAb

Target Research → Lead Identification

Program	Tumor Targeting	Potential Cancers of Relevance	Format
Research Pipeline	Targets belong to different clusters	Multiple Cancers	ADCs, mAbs, T cell engager, other

Target Research → Lead Identification

Copyright © 2022 Immunome, Inc. All rights reserved.

18

IMM-ONC-01 Anti IL-38 Antibody Copyright © 2022 Immunome, Inc. All rights reserved.

Growing Evidence of IL-38 as a Key Immune Modulator Copyright © 2022 Immunome, Inc. All rights reserved. 20 Takeda et al. PLoS One (2017)

IMM-ONC-01 Anti IL-38 Antibody

Anti IL-38 Antibody Therapy has Potential to Be an Important Advancement in Cancer Care

IL-38 Appears to Suppress Anti-Tumor Immunity

IL-38, a novel cancer target, **identified by head & neck cancer patient** antibody response

IL-38 dampens immune response to tumors in preclinical testing*

Blocking IL-38 leads to tumor control in preclinical *in vivo* testing in two different models*

IND filing anticipated Mid 2023

Potential indications include squamous cell carcinomas, such as lung, head & neck and gastroesophageal

*Immunome internal data

Copyright © 2022 Immunome, Inc. All rights reserved.

21

IL-38 Expression in Solid Tumors

IL-38 Expression Confirmed in Multiple Tumors of High Unmet Medical Need[1]

IL-38 is Expressed in Multiple Tumors

Tumor versus Healthy Adjacent Tissue Expression
(% of Patient Expression)



Head & Neck
23%
Esophagus
53%
Lung, Squamous
41%
Cervix
48%
Bladder
25%
Skin
14%
Prostate
30%
Lung, Adeno
9%
log2TPM
HNSC
ESCA
LUSC
CESC
BLCA
SKCM
PRAD
LUAD
TUMOR
NORMAL

*Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset

IL-38 protein expression in HNSCC aligns with transcriptional data*

Pathology Scoring of Individual Patient Samples by Stage



Stage I
Stage II
Stage III
Stage IVA
6
4
2
0
Strong
Moderate
Weak
Negative



Weak
Moderate
Strong
Isotype Control
Anti IL-38
(Immunome Clone)
SCC of Max. Sinus Stage III. T3N0M0
SCC of Tongue root Stage II. T2N0M0
ACC of Parotid Stage II. T2N0M0

*Immunome Internal Data

Copyright © 2022 Immunome, Inc. All rights reserved.

[1] *Source: Tempus Real-World Data*

22

IL-38 Expression is Associated with Reduced Immune Cell Infiltration IL-38 Overexpression Inhibits Infiltration High IL-38 Expression is Associated with LUAD LUAD LUAD Copyright © 2022 Immunome, Inc. All rights reserved. 23 CD3 (/mm2) CD8 (/mm2) umors Reduced Immune Cell Infiltration* • IL-38 high tumor samples correlate with reduced infiltration of multiple immune subsets, especially in lung, head & neck, and gastroesophageal cancers KeyT CellsB Cells HNSC HNSC HNSC LUSC LUSC LUSC ESCA ESCA ESCA LUAD LUAD LUAD CESC CESC CESC SKCM SKCM SKCM Macrophages Monocytes NK Cells HNSC HNSC HNSC LUSC LUSC LUSC ESCA ESCA ESCA CESC CESC CESC SKCM SKCM SKCM ImSig Score Difference (IL-38 High minus IL-38 low) *Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Similar findings were also confirmed in real-world data (Tempus) Decreased in IL-38 High Tumors d in IL-38 Increase High T of T cells into Tumors In Vivo 1200 1000 200 LLC - vectorLLC – IL38 800 700 600 500 400 300 200 100 0 LLC - vectorLLC – IL38 Kinoshita et al, Cancer Immunol. Immunother.(2021) 70:123 800 600 400

IMM-ONC-01 Anti IL-38 Antibody Blocking IL-38 Leads to Tumor Control in Two Different Tumor Models* Demonstration of Anti-Tumor Activity Induction of Anti-Tumor Memory Vehicle control 0 10 20 30 40 5 10 15 Day 20 25 *Immunome Internal Data Copyright © 2022 Immunome, Inc. All rights reserved. 24 Tumor Volume Mean ± SEM (mm3) % Survival (EMT6 Model) •~40% response rate upon treatment with IMM-ONC-01 •Animals with complete cures resistant to tumor re-challenge »Strongly suggests immunological memory »Consistent with indirect effect on T cells 1000 100 750 500 50 250 IMM-ONC-01 0 0 Day Vehicle control IMM-ONC-01 (B16F10 Model) •Immunologically cold tumor model •IMM-ONC-01 significantly inhibits B16.F10 tumor growth in vivo at 10 and 50 mg/Kg doses Isotype IMM-ONC-01 50 10 50 mg/Kg Q3D * p < 0.05

IL-38 and Potential Combinations Mechanistic Rationales for Both Chemotherapy and Immune Checkpoint Combinations IL-38 Levels Correlate with PD-L1 Tumor Cells Can Secrete IL-38 Upon Copyright © 2022 Immunome, Inc. All rights reserved. 25 IL-38 (pg/mL) Media 0h 4h 16h 0h 4h 16h 0h 4h 16h 0h 4h 16h 0h 4h 16h 0h 4h 16h Expression •PD-L1 positive cases exhibited higher levels of IL-38 expression than PD-L1 negative cases (P < 0.0001) Takeda et al. PLoS One (2017) Apoptosis Induction •IL-38 secretion associated with apoptotic cell death1 •Acts during tissue damage to limit unwanted immune activation2 •Human tumor cells from multiple tumor types secrete IL-38 during apoptosis in vitro 1.Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2.Wei et al. J. Cell Mol. Med. 2016;00 :1 5000 LungRenalLiverBreastSkinOvarian 4000 3000 2000 1000 0 A549 786O HuH7 MDA SKMEL28 SKOV3 MB231

IMM-ONC-01 Program Summary

A Novel Antibody Targeting IL-38

- IL-38 is a member of the IL-1 family of cytokines
- Preclinical research confirms the mechanism of action and demonstrates efficacy of IMM-ONC-01 as a monotherapy
- Gene expression profiling of patient tumors suggest normal IL-38 biology is co-opted by tumors of squamous origin to suppress immune infiltration[2]
- IMM-ONC-01
  - Exhibits favorable pharmacokinetic profile in primates
  - Is well tolerated in cynomolgus monkey toxicology studies
- IND filing anticipated in mid 2023



Structure of human IL-38[1]

1. Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 5BOW
2. Tempus Database

Copyright © 2022 Immunome, Inc. All rights reserved.

26

ONCOLOGY Platform Pipeline and Research Copyright © 2022 Immunome, Inc. All rights reserved.

Platform Maps Diverse Memory B-cell Repertoire Against Cancer Highly Productive Platform Operating at Industrial Scale Diverse Cancer Landscape Colorectal A Highly Productive Platform Treatment 27% Copyright © 2022 Immunome, Inc. All rights reserved. 28 ~2400* 150 >70 Tumor BindingmAbsAntibody / Hits Expressed*Target Pair *~ 800 hits at various stages of processing, ~1600 available for future interrogation PATIENT TREATMENT HISTORY N/A naïve 41% Radiation 2% Chemo only 3% Checkpoint inhibitor Surgery only 13%14% 14 >350 ~140 ~250K CancersPatientsLibrariesHybridoma *Source tissues include LN, blood and TILs CANCER TYPES INTERROGATED Other 12% Renal 7%Breast H&N 38% 9% Lung 13% 21%

Discovery Engine Identified Multiple Processes Driving Cancer Progression



Growth Signaling
Membrane Dynamics
Immune Modulation
Novel Targets
Extracellular Matrix
Discovery Engine
Metabolism

Target Clusters

1. ***Membrane Dynamics/Exosomes***

   Elevated cell motility associated invasion and metastasis
   - *IMM20059 (anti EPN1 antibody)*

2. ***Metabolism***

   High demand for materials supporting rapid tumor expansion

3. ***Growth signaling***

   Soluble and membrane-associated ectopically expressed factors that perpetuate rapid proliferation of tumor cells

4. ***Extracellular Matrix (ECM)***

   Unique ECM composition that supports tumor growth, migration, cell-cell communication and metabolism

5. ***Immune Modulation***

   Sustained immunosuppression by the tumor microenvironment
   - *IMM-ONC-01 (anti IL-38 antibody)*

Copyright © 2022 Immunome, Inc. All rights reserved.

29

Discovery Engine Also Identified Multiple Target Features Several Proteins Ectopically (Abnormally) Expressed On Cancer Cells – Multiple ADC Targets Across Clusters Diverse B Cell Clones Applicable Across Broad Cancer Indications CANCER A CANCER B CANCER C CANCER X Target different tumor types Rich mechanism of actions • • Copyright © 2022 Immunome, Inc. All rights reserved. 30 Targeting Unique Features on Cancer Cells NORMAL CANCER Ectopic expression Mis-folded Protein Alternate Splicing Non-Silent Gene Mutations Aberrant Glycosylation

IMM20059 Anti-EPN1 Antibody

Preclinical antibody program targeting ectopically expressed protein

EPN1, a novel cancer target, identified by H&N cancer patient antibody response

EPN1 ectopically expressed on surface of cancer cells and exosomes in preclinical testing

Impact of targeting ectopic EPN1: Mechanism of Action and anti-tumor effect

Preclinical efficacy testing

Preliminary data suggest Melanoma, Breast, Lung, Genitourinary, and Liver Cancers may ectopically express EPN1

Copyright © 2022 Immunome, Inc. All rights reserved.

31

IMM20059 Binds to EPN1 on Cell Surface EPN1 Ectopically Expressed on Tumor Cells EPN1 Regulates Trafficking of Cell Surface Copyright © 2022 Immunome, Inc. All rights reserved. 32 IMM20059 Binds to EPN1 on Cell Surface •Identified EPN1 as the target of patient-derived antibody IMM20059 using multiple approaches •Confirmed binding to tumor cell-surface •Anti-EPN1 Abs lose binding to EPN1-/-KO cells Immunome Internal Data Receptors •EPN1 known to bind intracellular domains of receptors linked to cancer •Regulates trafficking of those receptors •Immunome data demonstrate EPN1 is ectopically expressed on tumor cell surface Ectopic EPN1

Targeting EPN1 in Combination with PD-L1 Enhances Anti-Tumor Efficacy

Tumor Growth

- Combination of IMM20059 + atezolizumab leads to significant tumor control in the B16.F10 model as compared to either therapy alone



3000
2000
1000
0
Day 7 Tumor Volume (mm³)
*
hIgG1 Isotype - 25 mg/kg
Atezolizumab - 12.5 mg/kg
IMM20059 - 12.5 mg/kg
IMM20059 (12.5 mg/kg) + Atezolizumab (12.5 mg/kg)

* $p < 0.05$ by one-way ANOVA with Dunnett's post-hoc test

Anti-tumor Immune Response

- IMM20059 + atezolizumab treatment of B16.F10 tumor-bearing mice leads to upregulation of intra-tumoral inflammatory chemokines



Luminex analysis of intratumoral cytokines:
Fold change over isotype control
Fold Change Over Isotype Group
6
4
2
Eotaxin
G-CSF
IFNγ
IL-1α
IL-6
IL-9
IL-10
CXCL10 (IP-10)
CXCL1 (KC)
CCL2 (MCP-1)
CXCL9 (MIG)
CCL3 (MIP-1α)
CCL4 (MIP-1β)
CXCL2 (MIP2)
CCL5 (RANTES)
VEGF
*
***
***
***
Isotype
Atezolizumab
IMM20059
IMM20059 + Atezolizumab

* $p < 0.05$; *** $p < 0.001$ by one-way ANOVA with Dunnett's post-hoc test

SITC 37th Annual Meeting (https://jitc.bmj.com/content/10/Suppl_2/A858)

Copyright © 2022 Immunome, Inc. All rights reserved.

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Intellectual Property Portfolio & Strategy Platform technology and discovery engine protected through base patents and know-how exclusively-licensed by Immunome and further patents and trade secrets owned by Immunome Antibodies targeting SARS-CoV-2 epitopes and 2 or 3-antibody cocktails covered by International patent applications that include use for treatment of SARS-CoV-2 infection Antibodies for lead oncology programs and uses thereof covered by International patent applications; projected expirations in 2039 and beyond Strategy incorporates both trade secrets around platform enhancements and filing of patent applications upon validation of new antibody targets and delineation of proposed therapeutic hypotheses National phase filling decisions crafted broadly based upon anticipated indications Active ongoing research likely to generate additional IP, including trade secrets and patent applications around platform and pipeline Copyright © 2022 Immunome, Inc. All rights reserved. 34

Immunome “At a Glance”

Reveals How the Human B Cell Sees Disease in its Natural State


Proprietary Platform
Discovery Engine

Rapid, Unbiased Interrogation of Patient Memory B Cells

Patient-Derived Antibodies Against Novel Targets Across Multiple Therapeutic Areas

INFECTIOUS DISEASES

IMM-BCP-01 Treatment of COVID-19 in Clinical Testing

Topline Data 1Q 2023

- Topline safety and PK data expected by the end of 2022
- Results to be reported 1Q 2023
- Current therapies are limited; Clinical need for new therapies continues in the wake of emerging variants

ONCOLOGY

IMM-ONC-01 Treatment of Solid Tumors

IND submission Mid 2023

Targeting IL-38 (a novel immune modulator)

- Preclinical studies demonstrate activity in multiple tumor models
- Potential indications include squamous cell carcinomas of high unmet need such as, lung, head & neck and gastroesophageal

Partnership Potential/Rich Pipeline

>70 Antibody Target Pairs

- Versatility of platform allows partnerships across therapeutic areas
- Multiple novel targets with potential across modalities (e.g., ADCs)

FINANCIALS

Resource Optimization; Value Creation

- Cash runway through the end of 2023 including our planned development activities for IMM-BCP-01 and IMM-ONC-01

Copyright © 2022 Immunome, Inc. All rights reserved.

* Estimated based on publicly available information

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